UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

SILVER CREST ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39890	98-1559547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Suite 3501, 35/F, Jardine House
1 Connaught Place, Central
Hong Kong
(Address of principal executive offices)	(Zip Code)

+852 2165-9000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SLCRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SLCR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Silver Crest Acquisition Corporation, filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2021 (the “August 16 Current Report”), in which Silver Crest Acquisition Corporation reported, among other events, the execution of the Merger Agreement (as defined below). This Amendment also corrects the date of report stated on the cover page of the August 16 Current Report. The cover page of this Amendment correctly states the date of report as August 13, 2021.

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

The Merger

Silver Crest Acquisition Corporation is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“Silver Crest”). On August 13, 2021, Silver Crest entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TH International Limited, a Cayman Islands exempted company (“THIL”), and Miami Swan Ltd, a Cayman Islands exempted company and wholly owned subsidiary of THIL (“Merger Sub”).

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, (i) Merger Sub will merge with and into Silver Crest (the “First Merger”), with Silver Crest surviving the First Merger as a wholly owned subsidiary of THIL, and (ii) Silver Crest will merge with and into THIL (the “Second Merger” and together with the First Merger, the “Mergers”), with THIL surviving the Second Merger (the “Business Combination”).

Pursuant to the Merger Agreement and subject to the approval of the Silver Crest shareholders, among other things, (i) immediately prior to the effective time of the First Merger (the “First Effective Time”), each Class B Ordinary Share of Silver Crest, par value $0.0001 per share (“Class B Shares”), outstanding immediately prior to the First Effective Time will be automatically converted into one Class A Ordinary Share of Silver Crest, par value $0.0001 per share (“Class A Shares”) and, after giving effect to such automatic conversion and the Unit Separation (as defined below), at the First Effective Time and as a result of the First Merger, each issued and outstanding Class A Share will no longer be outstanding and will automatically be converted into the right of the holder thereof to receive one ordinary share of THIL (“THIL Ordinary Share”) after giving effect to the Share Split (as defined below), and (ii) each issued and outstanding warrant of Silver Crest sold to the public and to Silver Crest Management LLC, a Cayman Islands limited liability company (“Sponsor”), in a private placement in connection with Silver Crest’s initial public offering (“Silver Crest Warrants”) will automatically and irrevocably be assumed by THIL and converted into a corresponding warrant exercisable for THIL Ordinary Shares (“THIL Warrants”). Immediately prior to the First Effective Time, the Class A Shares and the public Silver Crest Warrants comprising each issued and outstanding unit of Silver Crest (“Silver Crest Unit”), consisting of one Class A Share and one-half of one public Silver Crest Warrant, will be automatically separated (“Unit Separation”) and the holder thereof will be deemed to hold one Class A Share and one-half of one public Silver Crest Warrant. No fractional public Silver Crest Warrants will be issued in connection with such separation such that if a holder of such Silver Crest Units would be entitled to receive a fractional public Silver Crest Warrant upon such separation, the number of public Silver Crest Warrants to be issued to such holder upon such separation will be rounded down to the nearest whole number of public Silver Crest Warrants and no cash will be paid in lieu of such fractional public Silver Crest Warrants.

Immediately prior to the First Effective Time, THIL will effect a share split of each THIL Ordinary Share into such number of THIL Ordinary Shares, calculated in accordance with the terms of the Merger Agreement, such that each THIL Ordinary Share will have a value of $10.00 per share after giving effect to such share split (the “Share Split”).

The Business Combination has been unanimously approved by the boards of directors of both Silver Crest and THIL and by the THIL shareholders pursuant to a written resolution. The Business Combination is expected to close in the fourth quarter of 2021.

In conjunction with the Business Combination, it is expected that an independent company will be incorporated in China with the sole purpose of safeguarding the retention and use of data of THIL’s guests (“NewCo”). THIL will not own any equity interest in NewCo, which will enter into a long-term contract to provide services to THIL on a cost-only basis. THIL believes that the creation and operation of NewCo directly addresses the valid concerns highlighted by recent statements by the Cyberspace Administration of China (“CAC”) as they have been articulated to date. THIL will inform CAC (and, as appropriate, other regulators) of the plans and operation of NewCo and fully appreciates that THIL’s and NewCo’s operations remain subject to review by CAC and other regulators.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Silver Crest shareholders; (ii) after giving effect to the exercise of the redemption rights of the Silver Crest shareholders (the “Silver Crest Shareholder Redemption”), Silver Crest having at least $5,000,001 of net tangible assets immediately after the First Effective Time; (iii) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Mergers; (iv) the approval for listing of THIL Ordinary Shares, THIL Warrants and THIL Ordinary Shares underlying THIL Warrants to be issued in connection with the Mergers upon the Closing (as defined in the Merger Agreement) on Nasdaq, subject only to official notice of issuance thereof; (v) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement; and (vi) completion of the recapitalization of THIL’s share capital in accordance with the terms of the Merger Agreement and THIL’s organizational documents.

The obligations of THIL and Merger Sub to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Silver Crest (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by Silver Crest with its pre-closing covenants; and (iii) the funds contained in Silver Crest’s trust account (after giving effect to the Silver Crest Shareholder Redemption), together with the aggregate amount of proceeds from any PIPE Financing (as defined below), and the aggregate amount of proceeds from the Permitted Equity Financing (as defined below) (but only if the amount received by THIL in any PIPE Financing is equal to or exceeds $100,000,000), equaling or exceeding (x) $250,000,000, in the event that the aggregate amount of proceeds from the PIPE Financing equals or exceeds $100,000,000, or (y) $175,000,000, in the event that the aggregate amount of proceeds from the PIPE Financing is less than $100,000,000.

The obligations of Silver Crest to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of THIL (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by THIL with its pre-closing covenants; and (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to THIL that is continuing and uncured.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Business Combination. The Merger Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for Silver Crest and THIL to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Mergers (the “Registration Statement”), (ii) covenants requiring Silver Crest to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the Silver Crest shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) covenants requiring the board of directors of Silver Crest to recommend to the shareholders of Silver Crest the adoption and approval of the Silver Crest transaction proposals contemplated by the Merger Agreement, (iv) covenants prohibiting Silver Crest and THIL from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, except that THIL is permitted to, after November 1, 2021, solicit, negotiate and enter into a financing transaction which results in cash proceeds to THIL in an amount not exceeding $30,000,000 so long as any securities issued in such transaction automatically convert into THIL Ordinary Shares prior to the Share Split (the “Permitted Equity Financing”), and (v) covenants providing for Silver Crest and THIL to take efforts to secure from investors commitments to make private investments in public equity in the form of THIL Ordinary Shares at the Closing (the “PIPE Financing”).

Representations and Warranties

The Merger Agreement contains representations and warranties of THIL and its subsidiaries, including Merger Sub, relating, among other things, to proper organization and qualification; THIL’s subsidiaries; capitalization; the authorization, performance and enforceability against THIL of the Merger Agreement and the requisite shareholder approval; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits and approvals; financial statements; absence of undisclosed liabilities; absence of certain changes; litigation; employee benefits; labor relations; real and tangible property; tax matters; environmental matters; broker’s fees; intellectual property; franchise matters; food safety; privacy and data security; material contracts; insurance; related party transactions; supplied information; and absence of certain business practices.

The Merger Agreement contains representations and warranties of Silver Crest, relating, among other things, to proper organization and qualification; capitalization; the authorization, performance and enforceability against Silver Crest of the Merger Agreement; absence of conflicts; required consents and filings; compliance with laws and possession of requisite governmental permits and approvals; reports filed with the SEC, financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation; business activities; material contracts; The Nasdaq Stock Market LLC (“Nasdaq”) listing; absence of undisclosed liabilities; Silver Crest’s trust account; tax matters; board approval and the requisite shareholder approval; related party transactions; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; broker’s fees; and independent investigation.

The representations and warranties made in the Merger Agreement will not survive the consummation of the Mergers.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including: (i) by mutual written consent of Silver Crest and THIL; (ii) by either Silver Crest or THIL if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers; (iii) by either Silver Crest or THIL if the Mergers have not occurred by 11:59 p.m., Hong Kong time, on January 31, 2022 (the “Termination Date”); (iv) by either Silver Crest or THIL upon a breach of any representations, warranties, covenants or other agreements set forth in the Merger Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 45 days’ following the receipt of notice from the non-breaching party and five business days prior to the Termination Date; (v) by either Silver Crest or THIL if the Silver Crest shareholder approval is not obtained at its shareholder meeting; or (vi) by Silver Crest if any THIL shareholder revokes or seeks to revoke the written resolution pursuant to which the THIL shareholders, among other things, approved the Business Combination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Certain Related Agreements

Sponsor Voting and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, THIL, Silver Crest and Sponsor entered into a Voting and Support Agreement (the “Sponsor Voting and Support Agreement”), pursuant to which Sponsor agreed to, among other things, (i) attend any Silver Crest shareholder meeting to establish a quorum for the purpose of approving the Silver Crest transaction proposals; (ii) vote Class A Shares, Class B Shares or Class A Shares underlying warrants of Silver Crest (collectively, the “Silver Crest Subject Shares”) in favor of the Silver Crest transaction proposals, including the approval of the Merger Agreement and the transactions contemplated thereby; and (iii) vote all Silver Crest Subject Shares against (A) other than in connection with the Transactions (as defined in the Merger Agreement), any business combination agreement, merger agreement or merger (other than the Merger Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Silver Crest or any public offering of any shares of Silver Crest or, in case of a public offering only, a newly-formed holding company of Silver Crest, (B) any offer or proposal relating to any business combination transaction between Silver Crest and any other person (other than THIL), and (C) any amendment of the organizational documents of Silver Crest or other proposal or transaction involving Silver Crest, which, in each of cases (A) and (C), would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Silver Crest of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement (as defined in the Merger Agreement), the Mergers or any other Transaction or change in any manner the voting rights of any class of Silver Crest’s share capital.

The foregoing description of the Sponsor Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Voting and Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Sponsor Lock-Up Agreement

Concurrently with the execution and delivery of the Merger Agreement, THIL and Sponsor entered into a Sponsor Lock-Up Agreement (the “Sponsor Lock-Up Agreement”), pursuant to which Sponsor, among other things, agreed not to transfer any THIL Ordinary Shares held by it immediately after the Closing, any THIL Ordinary Shares issuable upon the exercise of options or warrants to purchase THIL Ordinary Shares held by it immediately after the Closing (along with such options or warrants themselves) or any THIL Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for THIL Ordinary Shares held by it immediately after the Closing (along with such securities themselves) (such THIL Ordinary Shares, options, warrants and securities, collectively, the “Sponsor Locked-Up Shares”) during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the Sponsor Locked-Up Shares, six months from and after the Closing Date, (ii) with respect to 80% of the Sponsor Locked-Up Shares, twelve months from and after the Closing Date and (iii) with respect to 50% of the Sponsor Locked-Up Shares, eighteen months from and after the Closing Date.

The Sponsor Lock-Up Agreement also provides that 1,400,000 of the THIL Ordinary Shares to be issued to Sponsor upon the consummation of the Mergers shall become unvested and subject to forfeiture, only to be vested again if certain price milestones described more fully in the Sponsor Lock-Up Agreement are achieved, subject to the terms and conditions contemplated by the Sponsor Lock-Up Agreement.

The foregoing description of the Sponsor Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Lock-Up Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

THIL Shareholder Lock-Up and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, THIL, Silver Crest and the THIL shareholders entered into a Lock-Up and Support Agreement (the “THIL Shareholder Lock-Up and Support Agreement”), pursuant to which the THIL shareholders agreed to, among other things, (i) attend any THIL shareholder meeting to establish a quorum; and (ii) vote Pre-Split Shares (as defined in the Merger Agreement) held or acquired by such THIL shareholder against (A) other than in connection with the Transactions, any business combination agreement, merger agreement or merger (other than the Merger Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by THIL or any public offering of any equity securities of THIL, any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of THIL or such material subsidiaries, (B) any Alternative Transaction Proposal (as defined in the Merger Agreement), (C) any amendment of the organizational documents of THIL or other proposal or transaction involving THIL or any of its subsidiaries and (D) any proposal or effort to revoke (in whole or in part) any approval set forth in the written resolution pursuant to which the THIL shareholders, among other things, approved the Business Combination, which, in each of cases (A) and (C), would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by THIL of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Mergers or any other Transaction or change in any manner the voting rights of any class of THIL’s share capital. In addition, subject to the terms and conditions contemplated by the THIL Shareholder Lock-Up and Support Agreement, the THIL shareholders also agreed to not revoke (in whole or in part), or seek to revoke (in whole or in part), the written resolution pursuant to which the THIL shareholders, among other things, approved the Business Combination. The approvals, agreements and consents described above are subject to certain additional conditions.

Pursuant to the THIL Shareholder Lock-Up and Support Agreement, each THIL shareholder also agreed not to transfer any THIL Ordinary Shares held by such THIL shareholder immediately after the Closing, any THIL Ordinary Shares issuable upon the exercise of options or warrants to purchase THIL Ordinary Shares held by such THIL shareholder immediately after the Closing (along with such options or warrants themselves), any THIL Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for THIL Ordinary Shares held by such THIL shareholder immediately after the Closing (along with such securities themselves) or any Earn-Out Shares (as defined below) to the extent issued (such THIL Ordinary Shares, options, warrants and securities, collectively, the “THIL Shareholder Locked-Up Shares”) during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the THIL Shareholder Locked-Up Shares will be (i) with respect to 100% of the THIL Shareholder Locked-Up Shares, six months from and after the Closing Date, (ii) with respect to 80% of the THIL Shareholder Locked-Up Shares, twelve months from and after the Closing Date and (iii) with respect to 50% of the THIL Shareholder Locked-Up Shares, eighteen months from and after the Closing Date.

Additionally, the THIL Shareholder Lock-Up and Support Agreement provides that, upon the consummation of the Mergers, the THIL shareholders shall receive the right to receive, in the aggregate, 14,000,000 additional THIL Ordinary Shares (the “Earn-Out Shares”), which right is contingent upon certain price milestones described more fully in the THIL Shareholder Lock-Up and Support Agreement being achieved, subject to the terms and conditions contemplated by the THIL Shareholder Lock-Up and Support Agreement.

The foregoing description of the THIL Shareholder Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the THIL Shareholder Lock-Up and Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Sponsor and certain of THIL shareholders will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), to be effective as of the Closing, pursuant to which THIL agrees to file a registration statement as soon as practicable upon receipt of a request from certain shareholders of THIL to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. THIL has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Registration Rights Agreement also provides that THIL will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification or similar rights of the parties with respect to their THIL securities or Silver Crest securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

The Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, THIL Shareholder Lock-Up and Support Agreement and Registration Rights Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about Silver Crest or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, THIL Shareholder Lock-Up and Support Agreement and Registration Rights Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, THIL Shareholder Lock-Up and Support Agreement and Registration Rights Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, THIL Shareholder Lock-Up and Support Agreement and Registration Rights Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, THIL Shareholder Lock-Up and Support Agreement and Registration Rights Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, THIL Shareholder Lock-Up and Support Agreement and Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in the Silver Crest’s public disclosures.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Silver Crest and THIL. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Silver Crest and THIL intend to file a joint proxy statement/prospectus on Form F-4 with the SEC, which will include a document that serves as a proxy statement of Silver Crest. The proxy statement/prospectus will be sent to all Silver Crest shareholders. Silver Crest also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Silver Crest are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Silver Crest through the website maintained by the SEC at www.sec.gov.

The documents filed by Silver Crest with the SEC also may be obtained free of charge upon written request to Suite 3501, 35/F, Jardine House, 1 Connaught Place, Central, Hong Kong.

Participants in Solicitation

Silver Crest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Silver Crest shareholders in connection with the proposed transaction. A list of the names of directors and executive officers of Silver Crest and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between THIL and Silver Crest. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Silver Crest’s securities, (ii) the risk that the transaction may not be completed by Silver Crest’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Silver Crest, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Silver Crest, the satisfaction of the minimum trust account amount following redemptions by Silver Crest's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on THIL’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of THIL and potential difficulties in THIL employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against THIL or against Silver Crest related to the Merger Agreement or the proposed transaction, (ix) the ability to obtain approval for listing or maintain the listing of THIL’s securities on a national securities exchange, (x) the price of Silver Crest’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which THIL operates, variations in operating performance across competitors, changes in laws and regulations affecting THIL’s business, THIL’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Silver Crest’s registration statement on Form S-1 (File No. 333-251655), the joint proxy statement/prospectus on Form F-4 discussed above and other documents filed by Silver Crest from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and THIL and Silver Crest assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither THIL nor Silver Crest gives any assurance that either THIL or Silver Crest, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated as of August 13, 2021
10.1	Sponsor Voting and Support Agreement, dated as of August 13, 2021
10.2	Sponsor Lock-Up Agreement, dated as of August 13, 2021
10.3	THIL Shareholder Lock-Up and Support Agreement, dated as of August 13, 2021
10.4	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain exhibits and schedules, including Exhibit G, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Silver Crest hereby undertakes to furnish a supplemental copy of the omitted exhibits and schedules upon request by the SEC; provided, however, that Silver Crest may request confidential treatment for any such exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2021	SILVER CREST ACQUISITION CORPORATION

	By:	/s/ Liang (Leon) Meng
	Name:	Liang (Leon) Meng
	Title:	Chairman